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Filed pursuant to Rule 497(a)(1)
File No. 333-143027
Rule 482 ad

GLADSTONE CAPITAL
Gladstone Capital Prices Shelf Offering

MCLEAN, Va.—(BUSINESS WIRE)—Gladstone Capital Corporation (NASDAQ: GLAD) (the "Company") today announced that it has priced a public offering of 3,000,000 shares of common stock in an underwritten public offering. Pricing was set at $17.00 per share, and net proceeds from the offering, after deducting underwriting discounts and estimated expenses payable by the Company, are expected to be approximately $47,835,000. The proceeds will be used for the repayment of existing short-term debt under the Company's line of credit.

The underwriters have been granted an option, exercisable for 30 days, to purchase up to 450,000 additional shares of common stock to cover overallotments, if any. The underwriters of this offering are Deutsche Bank Securities Inc., Oppenheimer & Co. Inc. and Robert W. Baird & Co. Incorporated. The offering is subject to customary closing conditions and is expected to close on February 5, 2008.

The shares will be sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with the U.S. Securities and Exchange Commission (the "Commission").

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated January 30, 2008 and the accompanying prospectus dated January 23, 2008, which have been filed with the Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. These securities are only being offered pursuant to a prospectus and prospectus supplement, which may be obtained from the Company's website at www.GladstoneCapital.com.

Gladstone Capital is a specialty finance company that invests in debt securities consisting primarily of senior term loans, second lien loans, and senior subordinate loans in small and medium sized businesses. For more information please visit our website at www.GladstoneCapital.com.

For further information contact our Investor Relations department at 703-287-5893.

This press release may include statements that may constitute "forward-looking statements," including statements with regard to the future performance of the Company. Words such as "should," "believes," "feel," "expects," "projects," "strive," "goals," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's prospectus dated January 23, 2008, as filed with the Commission on January 23, 2008. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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  Filed pursuant to Rule 497(a)(1) File No. 333-143027 Rule 482 ad